UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period:	January 1, 2013 — June 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|13

Semiannual report

Putnam VT
Absolute Return 500 Fund®

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have exhibited volatility recently, as the U.S. Federal Reserve indicated that it may begin to reduce its quantitative easing program later this year if current positive trends continue. With this news, long-term interest rates jumped from historic lows and stocks fell, with the U.S. equity market in June posting a monthly loss for the first time this year. International markets, facing a range of issues, also declined.

While the Fed’s announcement initially made investors skittish, we are encouraged that the central bank is seeing steady economic growth and low inflation. These conditions have helped lift equity market averages to near all-time highs, and a continuation of current trends could be supportive for investments. The Fed has said that any tapering will be done in a way that does not threaten the economic recovery.

We believe Putnam’s fundamentally oriented investment approaches are well suited for today’s market environment. By conducting in-depth company and industry research, and through astute analysis of key market and policy-related risks, Putnam’s portfolio managers and research analysts are committed to finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery.

We believe that, when combined with the guidance of a financial advisor who can help you develop a portfolio that matches your individual goals and tolerance for risk, Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Performance summary (as of 6/30/13)

Investment objective

To earn a positive total return that exceeds the rate of inflation by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions

Net asset value June 30, 2013

Class IA: $10.19	Class IB: $10.13

Total return at net asset value

			BofA Merrill
			Lynch U.S.	Barclays U.S.
(as of	Class IA	Class IB	Treasury Bill	Aggregate	S&P 500
6/30/13)	shares*	shares*	Index	Bond Index	Index

6 months	1.48%	1.28%	0.05%	–2.44%	13.82%

1 year	2.19	1.89	0.13	–0.69	20.60

Life	2.19	1.59	0.23	7.81	23.63
Annualized	1.00	0.73	0.11	3.53	10.27

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 2, 2011.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion. Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are represented as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Absolute Return 500 Fund 1

Report from your fund’s manager

How would you characterize the investment environment for the six months ended June 30, 2013?

It was a very rewarding period for U.S. equities, which delivered strong performance despite a retreat in May and June. Outside of Japan, results for international stocks were more subdued. Global bond markets were also challenged, especially those with more credit risk. Toward the end of the second quarter, investors became concerned by the Fed’s discussion of tapering its massive quantitative easing program. Consequently, from April through June, yields around the globe rose from historically low levels, providing a significant headwind for fixed-income investors. In this environment, most asset classes experienced a pullback. Notable laggards included gold, which ended its worst quarter since the modern-day inception of gold trading in 1974, and emerging markets.

With an absolute return strategy, we can be selective about taking market risk, and we continued to exercise this flexibility during the period. For the semiannual period, Putnam VT Absolute Return 500 Fund had favorable results from a wide range of strategies and generated positive absolute returns that surpassed the BofA Merrill Lynch U.S. Treasury Bill Index.

What were some strategies and positions you pursued in the portfolio?

The portfolio was well diversified. We had a significant position in U.S. equities that favored “low-beta” stocks, which have historically been less volatile than high-beta stocks. We have found that this approach has historically provided better risk-adjusted returns and more downside protection than the overall market. Aside from the U.S. equity holdings, it is worth noting that we also implemented a tactical trade to gain exposure to rallying Japanese equities, which helped results during the period.

Beyond these market-oriented exposures, the fund pursued a number of strategies designed to generate returns regardless of market direction. One such example is active currency strategies, which can benefit from movements in exchange rates and have a low correlation with stock and bond markets. During the six-month period, currency strategies contributed positively to our results. In a similar fashion, we chose to express our view that U.S. equities would outperform European equities in a way that could benefit fund performance regardless of broad equity market direction. Using futures, which are a type of derivative, the portfolio bought U.S. equity futures and sold European equity futures. This type of trade generates positive returns for the portfolio as long as U.S. equities outperform European equities, which was the case over the past six months.

How did the fund’s fixed-income strategies perform?

Our fixed-income holdings generally posted positive results, although they were more modest than returns from stocks. The fund held some positions in government and other investment-grade bonds, which had among the weakest results, but we saw much better returns from credit-risk strategies.

We continued to have a fairly large position in high-yield corporate bonds. High-yield bonds advanced, benefiting from the fact that many companies generated strong earnings and the default rate remained low. High-yield corporate bonds often follow the lead of equity markets, because many of the same fundamentals, especially earnings and revenues, influence both asset classes. In mortgage credit, non-agency residential mortgage-backed securities performed well thanks to continued investor demand and positive housing fundamentals. Seasoned mezzanine commercial mortgage-backed securities also contributed positive results.

We kept interest-rate risk at a low level, measured by duration, or price sensitivity, to interest-rate movements. This helped limit the impact of interest-rate fluctuations on the fund’s performance. While this reduced performance volatility, it was not a major contributor to returns. In seeking to manage interest-rate risk, we implement strategies with options and futures contracts, which are types of derivatives.

What is your near-term outlook?

We remain cautiously optimistic. Global financial markets went through several reversals in the second quarter, all of which arguably derived from the Fed’s hints at tighter monetary policy this year. Rising interest rates, declines among dividend-paying stocks, and an outflow of capital from emerging markets all accelerated after the Fed’s announcement in mid June and sapped global equity market strength.

U.S. interest rates have risen, but we don’t think these increases are enough to derail the economy from its current trajectory. However, the fact that the first half of 2013 was weaker than expected means that investors will be paying close attention to the data flow over the coming months to assess the future pace of growth. Chairman Ben Bernanke has reiterated that the Fed will only begin to pull back on its accommodative monetary policy when the strength of the economy indicates that it is appropriate to do so, as measured by both increased inflation and decreased unemployment.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices in the portfolio may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Use of leverage through derivatives adds risk by increasing investment exposure. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for

2 Putnam VT Absolute Return 500 Fund

below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Commodities have market, political, regulatory, and natural conditions risks. Investments in small and/or midsize companies may experience greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund may not achieve its goals, and it is not intended to be a complete investment program. The fund’s effort to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

A word about derivatives

Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement an investment strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge risk associated with a particular position. Derivatives may not appreciate in value, and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. Because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Your fund’s managers

Portfolio Manager James A. Fetch is Co-Head of Global Asset Allocation at Putnam. He has been in the investment industry since he joined Putnam in 1994.

In addition to James, your fund’s portfolio managers are Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Absolute Return 500 Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2013, to June 30, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/13		for the 6 months ended 6/30/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.50	$5.74	$4.51	$5.76

Ending value
(after expenses)	$1,014.80	$1,012.80	$1,020.33	$1,019.09

Annualized
expense ratio	0.90%	1.15%	0.90%	1.15%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

4 Putnam VT Absolute Return 500 Fund

The fund’s portfolio 6/30/13 (Unaudited)

COMMON STOCKS (25.4%)*	Shares	Value

Basic materials (0.6%)
Bemis Co., Inc.	367	$14,364

International Flavors & Fragrances, Inc.	257	19,316

Packaging Corp. of America	382	18,703

PPG Industries, Inc.	305	44,655

Sherwin-Williams Co. (The)	221	39,029

Sigma-Aldrich Corp.	155	12,456

		148,523
Capital goods (1.0%)
Ball Corp.	480	19,939

Boeing Co. (The)	328	33,600

General Dynamics Corp.	440	34,465

Lockheed Martin Corp.	214	23,210

Northrop Grumman Corp.	368	30,470

Raytheon Co.	487	32,200

Rockwell Collins, Inc.	186	11,794

Roper Industries, Inc.	157	19,503

United Technologies Corp.	303	28,161

		233,342
Communication services (0.8%)
AT&T, Inc.	1,431	50,657

CenturyLink, Inc.	604	21,351

IAC/InterActiveCorp.	547	26,015

SBA Communications Corp. Class A †	157	11,637

Verizon Communications, Inc.	1,795	90,360

		200,020
Conglomerates (1.5%)
3M Co.	810	88,574

Danaher Corp.	775	49,058

General Electric Co.	1,382	32,049

Marubeni Corp. (Japan)	10,000	66,857

Mitsubishi Corp. (Japan)	3,800	65,103

Mitsui & Co., Ltd. (Japan)	4,900	61,566

		363,207
Consumer cyclicals (3.9%)
Advance Auto Parts, Inc.	149	12,094

Amazon.com, Inc. †	340	94,415

AutoZone, Inc. †	63	26,692

Dillards, Inc. Class A	210	17,214

Dollar General Corp. †	341	17,197

Dollar Tree, Inc. †	413	20,997

Ecolab, Inc.	621	52,903

Equifax, Inc.	210	12,375

Home Depot, Inc. (The)	1,376	106,599

Kimberly-Clark Corp.	656	63,724

Macy’s, Inc.	267	12,816

MasterCard, Inc. Class A	171	98,240

McGraw-Hill Cos., Inc. (The)	446	23,723

MSC Industrial Direct Co., Inc. Class A	97	7,514

O’Reilly Automotive, Inc. †	205	23,087

Omnicom Group, Inc.	454	28,543

Paychex, Inc.	1,050	38,346

PetSmart, Inc.	206	13,800

Priceline.com, Inc. †	68	56,245

Ross Stores, Inc.	352	22,813

Scripps Networks Interactive Class A	182	12,150

Target Corp.	840	57,842

Time Warner, Inc.	1,201	69,442

COMMON STOCKS (25.4%)* cont.	Shares	Value

Consumer cyclicals cont.
Towers Watson & Co. Class A	124	$10,161

Tractor Supply Co.	147	17,289

Verisk Analytics, Inc. Class A †	252	15,044

Viacom, Inc. Class B	725	49,336

Wal-Mart Stores, Inc.	68	5,065

		985,666
Consumer staples (2.9%)
Altria Group, Inc.	1,713	59,938

Church & Dwight Co., Inc.	268	16,538

Coca-Cola Co. (The)	359	14,399

Colgate-Palmolive Co.	1,028	58,894

Dunkin’ Brands Group, Inc.	196	8,393

General Mills, Inc.	1,167	56,635

Hershey Co. (The)	369	32,944

ITOCHU Corp. (Japan)	6,900	79,669

JM Smucker Co. (The)	172	17,742

Kellogg Co.	543	34,877

Kraft Foods Group, Inc.	336	18,772

McDonald’s Corp.	284	28,116

Panera Bread Co. Class A †	64	11,900

PepsiCo, Inc.	608	49,728

Philip Morris International, Inc.	464	40,192

Procter & Gamble Co. (The)	431	33,183

Reynolds American, Inc.	725	35,068

Starbucks Corp.	961	62,936

Sumitomo Corp. (Japan)	5,700	71,100

		731,024
Energy (2.1%)
Chevron Corp.	1,254	148,398

ConocoPhillips	621	37,571

Diamond Offshore Drilling, Inc.	211	14,515

EQT Corp.	264	20,954

Exxon Mobil Corp.	2,344	211,780

Noble Energy, Inc.	290	17,412

Oceaneering International, Inc.	244	17,617

Phillips 66	668	39,352

Spectra Energy Corp.	848	29,222

		536,821
Financials (3.9%)
Alleghany Corp. †	78	29,898

Allied World Assurance Co. Holdings AG	197	18,027

American Express Co.	531	39,698

Arch Capital Group, Ltd. †	331	17,017

Arthur J Gallagher & Co.	573	25,034

Bank of Hawaii Corp.	754	37,941

Berkshire Hathaway, Inc. Class B †	194	21,712

BlackRock, Inc.	95	24,401

Chubb Corp. (The)	584	49,436

Cullen/Frost Bankers, Inc.	797	53,216

Discover Financial Services	1,489	70,936

Essex Property Trust, Inc. R	68	10,807

Everest Re Group, Ltd.	239	30,654

Federal Realty Investment Trust R	110	11,405

Health Care REIT, Inc. R	376	25,203

IntercontinentalExchange, Inc. †	250	44,440

JPMorgan Chase & Co.	456	24,072

Northern Trust Corp.	728	42,151

PartnerRe, Ltd.	297	26,896

Putnam VT Absolute Return 500 Fund 5

COMMON STOCKS (25.4%)* cont.	Shares	Value

Financials cont.
People’s United Financial, Inc.	4,473	$66,648

Public Storage R	198	30,359

Rayonier, Inc. R	221	12,241

RenaissanceRe Holdings, Ltd.	260	22,565

Simon Property Group, Inc. R	357	56,377

T. Rowe Price Group, Inc.	762	55,740

Tanger Factory Outlet Centers R	188	6,290

Validus Holdings, Ltd.	535	19,324

Visa, Inc. Class A	442	80,776

Wells Fargo & Co.	584	24,102

		977,366
Health care (3.1%)
Abbott Laboratories	1,049	36,589

AbbVie, Inc.	1,070	44,234

AmerisourceBergen Corp.	704	39,304

Amgen, Inc.	553	54,559

Becton, Dickinson and Co.	276	27,277

Bristol-Myers Squibb Co.	1,219	54,477

C.R. Bard, Inc.	247	26,844

Cardinal Health, Inc.	899	42,433

Eli Lilly & Co.	745	36,594

Henry Schein, Inc. †	275	26,331

Johnson & Johnson	439	37,693

McKesson Corp.	555	63,548

Merck & Co., Inc.	1,970	91,507

Perrigo Co.	89	10,769

Pfizer, Inc.	4,584	128,398

Quest Diagnostics, Inc.	445	26,980

Ventas, Inc. R	411	28,548

		776,085
Technology (4.4%)
Analog Devices, Inc.	712	32,083

Apple, Inc.	1,123	444,798

Avago Technologies, Ltd.	731	27,325

Google, Inc. Class A †	109	95,960

Harris Corp.	254	12,510

Honeywell International, Inc.	952	75,532

IBM Corp.	748	142,950

Intuit, Inc.	748	45,650

L-3 Communications Holdings, Inc.	170	14,576

Linear Technology Corp.	722	26,598

Maxim Integrated Products, Inc.	876	24,335

Microsoft Corp.	1,308	45,165

Motorola Solutions, Inc.	605	34,927

Texas Instruments, Inc.	1,642	57,257

Xilinx, Inc.	760	30,104

		1,109,770
Transportation (0.5%)
C.H. Robinson Worldwide, Inc.	273	15,373

Copa Holdings SA Class A (Panama)	73	9,572

J. B. Hunt Transport Services, Inc.	175	12,642

Southwest Airlines Co.	1,312	16,912

United Parcel Service, Inc. Class B	878	75,929

		130,428
Utilities and power (0.7%)
Consolidated Edison, Inc.	865	50,438

DTE Energy Co.	698	46,773

Kinder Morgan, Inc.	657	25,065

COMMON STOCKS (25.4%)* cont.	Shares	Value

Utilities and power cont.
Pinnacle West Capital Corp.	420	$23,297

SCANA Corp.	567	27,840

		173,413

Total common stocks (cost $5,627,440)		$6,365,665

MORTGAGE-BACKED SECURITIES (4.1%)*	Principal amount	Value

Agency collateralized mortgage obligations (1.3%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3859, Class SG, IO, 6.508s, 2039	$77,315	$11,128
IFB Ser. 3856, Class PS, IO, 6.408s, 2040	182,361	22,837
IFB Ser. 3803, Class SP, IO, 6.408s, 2038	62,056	6,206
IFB Ser. 3708, Class SA, IO, 6.258s, 2040	114,317	17,923
IFB Ser. 4112, Class SC, IO, 5.958s, 2042	106,673	17,868
IFB Ser. 3964, Class SA, IO, 5.808s, 2041	137,476	18,903
Ser. 3748, Class NI, IO, 4s, 2034	3,938	1,572
Ser. 308, Class S1, 4s, 2043 ∆	120,000	27,149
Ser. 304, Class C53, IO, 4s, 2032	171,424	26,351

Federal National Mortgage Association
IFB Ser. 12-96, Class PS, IO, 6.507s, 2041	100,468	18,256
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	79,338	7,919
Ser. 13-6, Class BI, IO, 3s, 2042	123,977	14,468
Ser. 13-55, Class MI, IO, 3s, 2032	115,490	16,512

Government National Mortgage Association
IFB Ser. 12-149, Class LS, IO, 6.058s, 2042	91,779	14,312
IFB Ser. 10-20, Class SC, IO, 5.958s, 2040	76,463	12,572
IFB Ser. 10-14, Class SH, IO, 5.808s, 2040	56,621	7,720
IFB Ser. 10-15, Class AS, IO, 5.568s, 2040	127,617	17,420
IFB Ser. 10-31, Class SA, IO, 5.558s, 2040	56,392	8,559
IFB Ser. 10-42, Class DS, IO, 5.508s, 2040	74,487	11,173
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	60,904	11,630
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	97,095	14,092
Ser. 13-90, Class HI, IO, 3 1/2s, 2040 F	118,000	16,495

		321,065
Commercial mortgage-backed securities (2.8%)
Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 06-PW12, Class AJ, 5.941s, 2038	25,000	24,937

Bear Stearns Commercial Mortgage Securities, Inc.
144A FRB Ser. 06-PW11, Class C, 5.611s, 2039 F	25,000	24,059

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4,
Class AJ, 5.939s, 2049	20,000	20,352

Comm Mortgage Trust 144A
FRB Ser. 12-LC4, Class D, 5.824s, 2044	20,000	20,572
FRB Ser. 13-LC6, Class D, 4.434s, 2046	20,000	16,663

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042 F	25,000	23,936
FRB Ser. 05-GG3, Class D, 4.986s, 2042	50,000	49,317
FRB Ser. 05-GG3, Class B, 4.894s, 2042 F	50,000	51,707

GS Mortgage Securities Trust FRB Ser. 04-GG2,
Class D, 5.732s, 2038	20,000	20,141

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.275s, 2051 F	50,000	51,673
FRB Ser. 06-LDP7, Class B, 6.056s, 2045	20,000	16,521
FRB Ser. 04-CB9, Class B, 5.836s, 2041	20,000	20,484
FRB Ser. 13-C10, Class D, 4.3s, 2047	20,000	16,023

JPMorgan Chase Commercial Mortgage Securities Corp.
144A FRB Ser. 07-CB20, Class C, 6 3/8s, 2051	20,000	18,430

LB-UBS Commercial Mortgage Trust Ser. 06-C3,
Class AJ, 5.72s, 2039 F	20,000	19,297

6 Putnam VT Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (4.1%)* cont.	Principal amount		Value

Commercial mortgage-backed securities cont.
Merrill Lynch Mortgage Trust Ser. 04-KEY2, Class D,
5.046s, 2039		$25,000	$24,188

Merrill Lynch/Countrywide Commercial Mortgage Trust
144A Ser. 06-4, Class XC, IO, 0.228s, 2049		1,107,759	13,182

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust Ser. 06-4, Class AJ, 5.239s, 2049 F		25,000	24,494

Morgan Stanley Bank of America Merrill Lynch Trust
144A Ser. 13-C8, Class D, 4.312s, 2048		20,000	17,394

Morgan Stanley Capital I Trust FRB Ser. 06-HQ8,
Class AJ, 5.677s, 2044		25,000	24,485

Salomon Brothers Mortgage Securities VII 144A FRB
Ser. 99-C1, Class J, 7s, 2032		71,448	71,543

UBS-Barclay’s Commercial Mortgage Trust 144A
Ser. 13-C6, Class D, 4.501s, 2046 F		50,000	45,271

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 5.123s, 2049		20,000	18,509
FRB Ser. 12-C4, Class D, 4.502s, 2045		34,000	28,263

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.217s, 2045 F		10,000	10,219
Ser. 06-C24, Class AJ, 5.658s, 2045		10,000	10,128

WF-RBS Commercial Mortgage Trust 144A FRB
Ser. 11-C4, Class E, 5.417s, 2044		25,000	23,375

			705,163

Total mortgage-backed securities (cost $1,049,971)			$1,026,228

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (4.0%)*	Principal amount		Value

U.S. Government Agency Mortgage Obligations (4.0%)
Federal National Mortgage Association Pass-Through
Certificates 3 1/2s, TBA, July 1, 2043	$1,000,000		$1,015,625

			1,015,625
Total U.S. government and agency mortgage
obligations (cost $1,015,625)			$1,015,625

COMMODITY LINKED NOTES (1.6%)* Ω	Principal amount		Value

Deutsche Bank AG/London 144A sr. unsec.
notes Ser. A, 1-month LIBOR less 0.16%, 2013
(Indexed to the S&P GSCI TR Index multiplied
by 3) (United Kingdom)		$49,000	$34,751

UBS AG/London 144A sr. notes, 1-month LIBOR less
0.10%, 2013 (Indexed to the S&P GSCI TR Index
multiplied by 3) (Jersey)		49,000	34,818

UBS AG/London 144A notes 1-month LIBOR less 0.10%,
2013 (Indexed to the UBSIF3AT Index multiplied
by 3) (Jersey)		291,000	298,192

Deutsche Bank AG/London 144A sr. unsec. notes,
1-month USD LIBOR less 0.16%, 2014 (Indexed to the
DB Commodity Booster OYE Benchmark TR Index
multiplied by 3) (United Kingdom)		41,000	34,055

Total commodity linked notes (cost $430,000)			$401,816

INVESTMENT COMPANIES (1.5%)*		Shares	Value

Ares Capital Corp.		1,056	$18,163

SPDR S&P 500 ETF Trust		2,215	354,422

Total investment companies (cost $373,973)			$372,585

PURCHASED EQUITY OPTIONS	Expiration date/	Contract
OUTSTANDING (0.3%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Jun-14/$138.00	$3,847	$20,543

SPDR S&P 500 ETF Trust (Put)	May-14/145.00	515	3,239

SPDR S&P 500 ETF Trust (Put)	Apr-14/133.00	5,396	18,383

PURCHASED EQUITY OPTIONS	Expiration date/	Contract
OUTSTANDING (0.3%)* cont.	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Mar-14/$130.00	$3,467	$9,206

SPDR S&P 500 ETF Trust (Put)	Feb-14/130.00	3,717	8,229

SPDR S&P 500 ETF Trust (Put)	Jan-14/125.00	1,820	2,536

SPDR S&P 500 ETF Trust (Put)	Jan-14/125.00	1,600	2,229

SPDR S&P 500 ETF Trust (Put)	Dec-13/125.00	2,295	2,545

SPDR S&P 500 ETF Trust (Put)	Nov-13/125.00	1,957	1,433

SPDR S&P 500 ETF Trust (Put)	Oct-13/123.00	1,913	844

SPDR S&P 500 ETF Trust (Put)	Sep-13/125.00	3,969	1,092

SPDR S&P 500 ETF Trust (Put)	Aug-13/115.00	1,900	42

SPDR S&P 500 ETF Trust (Put)	Aug-13/115.00	724	16

SPDR S&P 500 ETF Trust (Put)	Jul-13/115.00	4,596	2

Total purchased equity options outstanding (cost $148,291)			$70,339

CORPORATE BONDS AND NOTES (—%)*	Principal amount		Value

FMC Corp. sr. unsec. unsub. notes 5.2s, 2019		$5,000	$5,538

Total corporate bonds and notes (cost $5,785)			$5,538

SHORT-TERM INVESTMENTS (68.3%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.03% L		9,890,459	$9,890,459

SSgA Prime Money Market Fund 0.03% P		450,000	450,000

U.S. Treasury Bills with an effective yield
of 0.08%, February 6, 2014 # §		$500,000	499,748

U.S. Treasury Bills with an effective yield
of 0.14%, January 9, 2014		1,000,000	999,667

U.S. Treasury Bills with an effective yield
of 0.14%, December 12, 2013 #		500,000	499,852

U.S. Treasury Bills with an effective yield
of 0.16%, November 14, 2013 #		350,000	349,914

U.S. Treasury Bills with an effective yield
of 0.08%, October 31, 2013		750,000	749,861

U.S. Treasury Bills with an effective yield
of 0.08%, October 24, 2013		500,000	499,916

U.S. Treasury Bills with effective yields ranging
from 0.08% to 0.17%, October 17, 2013		1,350,000	1,349,787

U.S. Treasury Bills with an effective yield
of 0.13%, September 19, 2013		350,000	349,973

U.S. Treasury Bills with an effective yield
of 0.18%, July 25, 2013 #		1,500,000	1,499,821

Total short-term investments (cost $17,137,727)			$17,138,998

Total investments (cost $25,788,812)			$26,396,794

Key to holding’s abbreviations

ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through June 30, 2013, (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $25,094,545.

Putnam VT Absolute Return 500 Fund 7

Ω The value of the commodity linked notes, which are marked-to-market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

∆ Forward commitment, in part or in entirety (Note 1).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $16,711,870 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $8,288,575) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	British Pound	Buy	9/18/13	$33,292	$33,568	$(276)

	Canadian Dollar	Buy	7/17/13	49,806	51,149	(1,343)

	Canadian Dollar	Sell	7/17/13	49,806	51,236	1,430

	Chilean Peso	Buy	7/17/13	28,816	30,572	(1,756)

	Chilean Peso	Sell	7/17/13	28,816	29,370	554

	Euro	Buy	9/18/13	61,980	62,329	(349)

	Japanese Yen	Sell	8/22/13	71,758	73,301	1,543

	Peruvian New Sol	Buy	7/17/13	34,817	37,400	(2,583)

	Peruvian New Sol	Sell	7/17/13	34,817	36,532	1,715

	Singapore Dollar	Sell	8/22/13	33,455	33,622	167

	South Korean Won	Buy	8/22/13	21,967	22,248	(281)

	South Korean Won	Sell	8/22/13	21,967	22,014	47

Barclays Bank PLC

	Australian Dollar	Sell	7/17/13	41,657	41,751	94

	Brazilian Real	Buy	7/17/13	67,889	73,010	(5,121)

	Brazilian Real	Sell	7/17/13	67,889	70,484	2,595

	British Pound	Buy	9/18/13	25,387	25,492	(105)

	Canadian Dollar	Sell	7/17/13	380	263	(117)

	Chilean Peso	Buy	7/17/13	45,892	48,643	(2,751)

	Chilean Peso	Sell	7/17/13	45,892	46,994	1,102

	Euro	Buy	9/18/13	12,890	12,487	403

	Indonesian Rupiah	Sell	8/22/13	7,296	6,516	(780)

	Japanese Yen	Sell	8/22/13	45,447	44,764	(683)

	Malaysian Ringgit	Buy	8/22/13	32,460	34,210	(1,750)

	Malaysian Ringgit	Sell	8/22/13	32,460	33,284	824

	Mexican Peso	Buy	7/17/13	44,109	45,873	(1,764)

	Mexican Peso	Sell	7/17/13	44,109	44,628	519

	New Taiwan Dollar	Buy	8/22/13	9,917	10,088	(171)

	New Taiwan Dollar	Sell	8/22/13	9,917	9,990	73

	Norwegian Krone	Buy	9/18/13	1,576	253	1,323

	Polish Zloty	Buy	9/18/13	25,579	26,324	(745)

	Polish Zloty	Sell	9/18/13	25,579	26,209	630

	Singapore Dollar	Sell	8/22/13	55,784	55,894	110

	Swedish Krona	Buy	9/18/13	55,212	56,870	(1,658)

	Swedish Krona	Sell	9/18/13	55,212	55,422	210

8 Putnam VT Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $8,288,575) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.

	Australian Dollar	Sell	7/17/13	$36,542	$36,385	$(157)

	Brazilian Real	Buy	7/17/13	53,731	58,070	(4,339)

	Brazilian Real	Sell	7/17/13	53,731	56,041	2,310

	British Pound	Buy	9/18/13	15,202	15,329	(127)

	Canadian Dollar	Buy	7/17/13	93,245	96,428	(3,183)

	Canadian Dollar	Sell	7/17/13	93,245	95,515	2,270

	Euro	Buy	9/18/13	49,740	49,990	(250)

	Japanese Yen	Buy	8/22/13	79,454	78,600	854

	Japanese Yen	Sell	8/22/13	79,454	81,371	1,917

	Mexican Peso	Buy	7/17/13	14,837	15,106	(269)

	Mexican Peso	Sell	7/17/13	14,837	14,876	39

	South African Rand	Buy	7/17/13	20,582	21,556	(974)

	South African Rand	Sell	7/17/13	20,582	21,775	1,193

	Swedish Krona	Buy	9/18/13	521	533	(12)

	Swedish Krona	Sell	9/18/13	521	516	(5)

	Swiss Franc	Sell	9/18/13	49,899	49,861	(38)

	Thai Baht	Buy	8/22/13	21,565	22,560	(995)

	Thai Baht	Sell	8/22/13	21,565	22,133	568

	Turkish Lira	Sell	9/18/13	7,223	7,314	91

Credit Suisse International

	Australian Dollar	Buy	7/17/13	107,524	124,377	(16,853)

	Brazilian Real	Buy	7/17/13	32,605	35,062	(2,457)

	Brazilian Real	Sell	7/17/13	32,605	33,893	1,288

	British Pound	Sell	9/18/13	200,815	202,550	1,735

	Canadian Dollar	Buy	7/17/13	122,045	126,246	(4,201)

	Canadian Dollar	Sell	7/17/13	122,045	125,193	3,148

	Chilean Peso	Buy	7/17/13	35,957	37,758	(1,801)

	Chilean Peso	Sell	7/17/13	35,957	36,806	849

	Chinese Yuan	Buy	8/22/13	29,821	29,627	194

	Chinese Yuan	Sell	8/22/13	29,821	29,679	(142)

	Czech Koruna	Sell	9/18/13	14,351	14,623	272

	Euro	Buy	9/18/13	74,089	74,424	(335)

	Indonesian Rupiah	Buy	8/22/13	7,291	7,398	(107)

	Indonesian Rupiah	Sell	8/22/13	7,291	7,298	7

	Japanese Yen	Sell	8/22/13	42,933	45,249	2,316

	Mexican Peso	Buy	7/17/13	15,114	16,324	(1,210)

	New Taiwan Dollar	Buy	8/22/13	7,504	7,579	(75)

	New Taiwan Dollar	Sell	8/22/13	7,504	7,552	48

	Norwegian Krone	Buy	9/18/13	11,360	13,071	(1,711)

	Philippine Peso	Buy	8/22/13	15,015	15,727	(712)

	Philippine Peso	Sell	8/22/13	15,015	15,337	322

	Polish Zloty	Buy	9/18/13	21,895	22,580	(685)

	Polish Zloty	Sell	9/18/13	21,895	22,450	555

	South African Rand	Buy	7/17/13	27,396	28,143	(747)

	South African Rand	Sell	7/17/13	27,396	28,417	1,021

	Swedish Krona	Sell	9/18/13	1,057	1,925	868

	Swiss Franc	Sell	9/18/13	50,006	49,887	(119)

	Turkish Lira	Sell	9/18/13	7,223	7,318	95

Deutsche Bank AG

	Australian Dollar	Sell	7/17/13	31,426	32,890	1,464

	Brazilian Real	Buy	7/17/13	21,081	23,332	(2,251)

	Brazilian Real	Sell	7/17/13	21,081	21,911	830

Putnam VT Absolute Return 500 Fund 9

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $8,288,575) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	British Pound	Sell	9/18/13	$276,672	$279,044	$2,372

	Canadian Dollar	Sell	7/17/13	96,857	100,106	3,249

	Euro	Buy	9/18/13	35,417	35,380	37

	Euro	Sell	9/18/13	35,417	35,627	210

	Japanese Yen	Buy	8/22/13	70,162	69,509	653

	Japanese Yen	Sell	8/22/13	70,162	71,524	1,362

	Mexican Peso	Buy	7/17/13	27,785	29,145	(1,360)

	Mexican Peso	Sell	7/17/13	27,785	28,156	371

	Norwegian Krone	Buy	9/18/13	6,452	6,732	(280)

	Polish Zloty	Buy	9/18/13	7,338	7,444	(106)

	Polish Zloty	Sell	9/18/13	7,338	7,490	152

	Swedish Krona	Buy	9/18/13	24,428	24,209	219

	Swedish Krona	Sell	9/18/13	24,428	24,969	541

	Swiss Franc	Buy	9/18/13	17,057	17,007	50

	Swiss Franc	Sell	9/18/13	17,057	17,044	(13)

Goldman Sachs International

	British Pound	Buy	9/18/13	10,793	10,887	(94)

	Canadian Dollar	Buy	7/17/13	96,951	99,517	(2,566)

	Canadian Dollar	Sell	7/17/13	96,951	99,234	2,283

	Euro	Buy	9/18/13	29,167	29,423	(256)

	Euro	Sell	9/18/13	29,167	29,137	(30)

	Japanese Yen	Buy	8/22/13	101,635	100,471	1,164

	Japanese Yen	Sell	8/22/13	101,635	102,164	529

	Norwegian Krone	Buy	9/18/13	427	427	—

	Norwegian Krone	Sell	9/18/13	427	445	18

HSBC Bank USA, National Association

	Australian Dollar	Sell	7/17/13	55,452	57,656	2,204

	British Pound	Buy	9/18/13	24,019	24,223	(204)

	Canadian Dollar	Buy	7/17/13	83,739	86,107	(2,368)

	Canadian Dollar	Sell	7/17/13	83,739	86,019	2,280

	Euro	Buy	9/18/13	8,985	9,526	(541)

	Indian Rupee	Buy	8/22/13	14,030	15,391	(1,361)

	Indian Rupee	Sell	8/22/13	14,030	14,711	681

	Indonesian Rupiah	Sell	8/22/13	7,297	6,966	(331)

	Japanese Yen	Buy	8/22/13	57,909	57,340	569

	Norwegian Krone	Buy	9/18/13	23,985	23,668	317

	Philippine Peso	Buy	8/22/13	8,836	9,303	(467)

	Philippine Peso	Sell	8/22/13	8,836	8,940	104

	Polish Zloty	Buy	9/18/13	7,248	7,530	(282)

	Polish Zloty	Sell	9/18/13	7,248	7,455	207

	South African Rand	Buy	7/17/13	20,592	21,559	(967)

	South African Rand	Sell	7/17/13	20,592	21,776	1,184

	Swedish Krona	Buy	9/18/13	23,862	24,826	(964)

	Swedish Krona	Sell	9/18/13	23,862	23,646	(216)

	Thai Baht	Buy	8/22/13	10,290	10,860	(570)

	Thai Baht	Sell	8/22/13	10,290	10,435	145

JPMorgan Chase Bank N.A.

	Australian Dollar	Sell	7/17/13	49,788	51,459	1,671

	Brazilian Real	Buy	7/17/13	47,299	50,893	(3,594)

	Brazilian Real	Sell	7/17/13	47,299	49,664	2,365

	British Pound	Buy	9/18/13	70,232	70,838	(606)

	Canadian Dollar	Buy	7/17/13	124,326	127,816	(3,490)

10 Putnam VT Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $8,288,575) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.

	Canadian Dollar	Sell	7/17/13	$124,326	$127,725	$3,399

	Chilean Peso	Buy	7/17/13	31,655	33,417	(1,762)

	Chilean Peso	Sell	7/17/13	31,655	32,006	351

	Chinese Yuan	Buy	8/22/13	21,904	21,741	163

	Chinese Yuan	Sell	8/22/13	21,904	21,796	(108)

	Czech Koruna	Sell	9/18/13	14,351	14,599	248

	Euro	Buy	9/18/13	52,865	53,226	(361)

	Euro	Sell	9/18/13	52,865	53,070	205

	Japanese Yen	Sell	8/22/13	99,999	103,693	3,694

	Malaysian Ringgit	Buy	8/22/13	28,233	29,264	(1,031)

	Malaysian Ringgit	Sell	8/22/13	28,233	28,941	708

	Mexican Peso	Buy	7/17/13	36,294	37,917	(1,623)

	Mexican Peso	Sell	7/17/13	36,294	37,103	809

	New Taiwan Dollar	Buy	8/22/13	8,716	8,873	(157)

	New Taiwan Dollar	Sell	8/22/13	8,716	8,781	65

	Norwegian Krone	Buy	9/18/13	23,198	23,168	30

	Polish Zloty	Buy	9/18/13	7,368	7,479	(111)

	Polish Zloty	Sell	9/18/13	7,368	7,513	145

	Russian Ruble	Buy	9/18/13	7,265	7,372	(107)

	Russian Ruble	Sell	9/18/13	7,265	7,276	11

	Singapore Dollar	Sell	8/22/13	55,626	55,547	(79)

	South African Rand	Buy	7/17/13	7,500	7,441	59

	South African Rand	Sell	7/17/13	7,500	7,415	(85)

	South Korean Won	Buy	8/22/13	22,227	22,499	(272)

	South Korean Won	Sell	8/22/13	22,227	22,287	60

	Swedish Krona	Buy	9/18/13	24,279	24,574	(295)

	Swedish Krona	Sell	9/18/13	24,279	24,736	457

State Street Bank and Trust Co.

	Australian Dollar	Buy	7/17/13	144,888	166,521	(21,633)

	Brazilian Real	Buy	7/17/13	45,780	48,890	(3,110)

	Brazilian Real	Sell	7/17/13	45,780	47,252	1,472

	British Pound	Buy	9/18/13	54,118	54,490	(372)

	Canadian Dollar	Buy	7/17/13	70,432	73,084	(2,652)

	Canadian Dollar	Sell	7/17/13	70,432	71,974	1,542

	Chilean Peso	Buy	7/17/13	27,253	28,745	(1,492)

	Chilean Peso	Sell	7/17/13	27,253	27,549	296

	Colombian Peso	Buy	7/17/13	29,193	30,536	(1,343)

	Colombian Peso	Sell	7/17/13	29,193	29,650	457

	Czech Koruna	Sell	9/18/13	14,351	14,601	250

	Euro	Sell	9/18/13	69,923	70,106	183

	Japanese Yen	Sell	8/22/13	144,130	146,265	2,135

	Mexican Peso	Buy	7/17/13	15,121	16,518	(1,397)

	Norwegian Krone	Buy	9/18/13	11,558	12,057	(499)

	Polish Zloty	Buy	9/18/13	7,368	7,518	(150)

	Polish Zloty	Sell	9/18/13	7,368	7,477	109

	Singapore Dollar	Sell	8/22/13	59,335	59,294	(41)

	South Korean Won	Buy	8/22/13	14,759	14,739	20

	South Korean Won	Sell	8/22/13	14,759	14,543	(216)

	Swedish Krona	Buy	9/18/13	10,748	10,983	(235)

	Swedish Krona	Sell	9/18/13	10,748	10,651	(97)

	Swiss Franc	Buy	9/18/13	17,057	17,004	53

	Swiss Franc	Sell	9/18/13	17,057	17,046	(11)

Putnam VT Absolute Return 500 Fund 11

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $8,288,575) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG

	Australian Dollar	Sell	7/17/13	$68,607	$71,931	$3,324

	British Pound	Buy	9/18/13	81,785	82,480	(695)

	Canadian Dollar	Buy	7/17/13	86,401	88,749	(2,348)

	Canadian Dollar	Sell	7/17/13	86,401	88,672	2,271

	Chilean Peso	Buy	7/17/13	28,868	30,701	(1,833)

	Chilean Peso	Sell	7/17/13	28,868	29,446	578

	Euro	Sell	9/18/13	13,412	13,462	50

	Japanese Yen	Sell	8/22/13	79,516	82,055	2,539

	Mexican Peso	Buy	7/17/13	41,365	43,759	(2,394)

	Mexican Peso	Sell	7/17/13	41,365	42,166	801

	New Taiwan Dollar	Buy	8/22/13	3,885	3,959	(74)

	New Taiwan Dollar	Sell	8/22/13	3,885	3,915	30

	Norwegian Krone	Buy	9/18/13	19,175	20,047	(872)

	Philippine Peso	Buy	8/22/13	14,443	15,130	(687)

	Philippine Peso	Sell	8/22/13	14,443	14,775	332

	Polish Zloty	Buy	9/18/13	14,497	15,059	(562)

	Polish Zloty	Sell	9/18/13	14,497	14,927	430

	Russian Ruble	Buy	9/18/13	7,199	7,307	(108)

	Russian Ruble	Sell	9/18/13	7,199	7,209	10

	Singapore Dollar	Sell	8/22/13	55,705	55,519	(186)

	Swedish Krona	Buy	9/18/13	24,309	24,190	119

	Swedish Krona	Sell	9/18/13	24,309	24,977	668

	Swiss Franc	Sell	9/18/13	49,899	49,837	(62)

WestPac Banking Corp.

	Australian Dollar	Sell	7/17/13	45,768	48,967	3,199

	British Pound	Buy	9/18/13	44,997	45,370	(373)

	Canadian Dollar	Buy	7/17/13	47,620	49,389	(1,769)

	Canadian Dollar	Sell	7/17/13	47,620	48,780	1,160

	Japanese Yen	Sell	8/22/13	6,169	10,183	4,014

	Mexican Peso	Buy	7/17/13	40,456	42,454	(1,998)

	Mexican Peso	Sell	7/17/13	40,456	41,135	679

Total						$(40,199)

FUTURES CONTRACTS
OUTSTANDING				Unrealized
at 6/30/13	Number of		Expiration	appreciation/
(Unaudited)	contracts	Value	date	(depreciation)

Euro STOXX 50 Index
(Short)	5	$169,084	Sep-13	$6,915

FTSE 100 Index (Short)	2	187,427	Sep-13	5,333

NASDAQ 100 Index E-Mini
(Short)	6	348,150	Sep-13	1,626

S&P 500 Index E-Mini
(Long)	17	1,359,405	Sep-13	986

S&P Mid Cap 400 Index
E-Mini (Long)	6	694,740	Sep-13	4,903

U.S. Treasury Bond 30 yr
(Long)	9	1,222,594	Sep-13	(24,486)

U.S. Treasury Note 10 yr
(Long)	12	1,518,750	Sep-13	(36,523)

Total				$(41,246)

WRITTEN EQUITY OPTIONS
OUTSTANDING at 6/30/13
(premiums received $15,073)	Expiration	Contract
(Unaudited)	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Jul-13/$166.00	$37,682	$8,991

Total			$8,991

12 Putnam VT Absolute Return 500 Fund

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/13 (Unaudited)
	Upfront				Unrealized
Swap counterparty/	premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
$233,000 E	$(28)	9/18/23	3 month USD-LIBOR-BBA	2.20%	$(12,383)

Barclays Bank PLC
506,000 E	(194)	9/18/18	3 month USD-LIBOR-BBA	1.15%	(13,557)

2,399,000 E	541	9/18/15	0.45%	3 month	7,378
				USD-LIBOR-BBA

263,000 E	1,227	9/18/23	3 month USD-LIBOR-BBA	2.20%	(12,719)

2,000 E	6	9/18/43	3.15%	3 month	135
				USD-LIBOR-BBA

27,000 E	(480)	9/18/23	2.20%	3 month	951
				USD-LIBOR-BBA

Citibank, N.A.
49,000 E	(524)	9/18/43	3 month USD-LIBOR-BBA	3.15%	(3,679)

84,000 E	13	9/18/15	0.45%	3 month	253
				USD-LIBOR-BBA

87,000 E	127	9/18/18	1.15%	3 month	2,424
				USD-LIBOR-BBA

78,000 E	(199)	9/18/23	3 month USD-LIBOR-BBA	2.20%	(4,335)

Credit Suisse International
625,000 E	296	9/18/18	1.15%	3 month	16,802
				USD-LIBOR-BBA

605,000 E	90	9/18/15	3 month USD-LIBOR-BBA	0.45%	(1,635)

305,000 E	(46)	9/18/23	3 month USD-LIBOR-BBA	2.20%	(16,220)

44,000 E	(326)	9/18/43	3 month USD-LIBOR-BBA	3.15%	(3,160)

32,000 E	(749)	9/18/23	2.20%	3 month	948
				USD-LIBOR-BBA

Deutsche Bank AG
92,000 E	67	9/18/18	1.15%	3 month	2,496
				USD-LIBOR-BBA

60,000 E	(6)	9/18/15	3 month USD-LIBOR-BBA	0.45%	(177)

151,000 E	(70)	9/18/23	2.20%	3 month	7,937
				USD-LIBOR-BBA

Goldman Sachs International
27,000 E	(52)	9/18/18	1.15%	3 month	661
				USD-LIBOR-BBA

109,000 E	525	9/18/43	3 month USD-LIBOR-BBA	3.15%	(6,494)

103,000 E	(598)	9/18/23	2.20%	3 month	4,864
				USD-LIBOR-BBA

71,000 E	6	9/18/15	3 month USD-LIBOR-BBA	0.45%	(196)

JPMorgan Chase Bank N.A.
13,000 E	87	9/18/23	3 month USD-LIBOR-BBA	2.20%	(601)

21,000 E	(5)	9/18/15	0.45%	3 month	55
				USD-LIBOR-BBA

Total					$(30,252)

E Extended effective date.

Putnam VT Absolute Return 500 Fund 13

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/13 (Unaudited)
	Upfront				Unrealized
	premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$72,000 E	$(109)	9/18/15	0.45%	3 month	$96
				USD-LIBOR-BBA

43,000 E	813	9/18/23	3 month USD-LIBOR-BBA	2.20%	(1,467)

93,000 E	(3,473)	9/18/23	2.20%	3 month	1,459
				USD-LIBOR-BBA

120,000 E	329	9/18/15	3 month USD-LIBOR-BBA	0.45%	(13)

710,000 E	(32,650)	9/18/23	2.20%	3 month	5,002
				USD-LIBOR-BBA

549,000 E	(1,603)	9/18/15	0.45%	3 month	(39)
				USD-LIBOR-BBA

Total					$5,038

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/13 (Unaudited)
		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
	$20,802	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	$417
					30 year Fannie Mae pools

	20,802	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	417
					30 year Fannie Mae pools

	32,567	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	840
					30 year Fannie Mae pools

baskets	20,092	—	3/14/14	(3 month USD-LIBOR-BBA	A basket (MLTRFCF2) of	(31,313)
				plus 0.10%)	common stocks

units	523	—	3/14/14	3 month USD-LIBOR-BBA	Russell 1000 Total Return	27,995
				minus 0.07%	Index

Barclays Bank PLC
	$3,911	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	67
					30 year Fannie Mae pools

	338,699	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	6,795
					30 year Fannie Mae pools

	21,335	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	428
					30 year Fannie Mae pools

	11,734	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	235
					30 year Fannie Mae pools

	23,047	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	595
					30 year Fannie Mae pools

	61,873	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00%	(1,241)
					30 year Fannie Mae pools

	32,567	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	840
					30 year Fannie Mae pools

	59,206	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	1,188
					30 year Fannie Mae pools

	34,438	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00%	1,107
					30 year Ginnie Mae II pools

	22,252	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00%	715
					30 year Ginnie Mae II pools

	12,526	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	323
					30 year Fannie Mae pools

	31,978	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	369
					30 year Fannie Mae pools

Citibank, N.A.
	13,335	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	268
					30 year Fannie Mae pools

	56,763	—	1/12/41	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50%	(680)
					30 year Fannie Mae pools

14 Putnam VT Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/13 (Unaudited) cont.
		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Citibank, N.A. cont.
baskets	7,362	$—	6/9/14	3 month USD-LIBOR-BBA	A basket (CGPUTS17) of	$2,635
				minus 0.95%	common stocks

baskets	9	—	2/13/14	(3 month USD-LIBOR-BBA	A basket (CGPUTQL2) of	(17,365)
				plus 0.10%)	common stocks

units	176	—	2/13/14	3 month USD-LIBOR-BBA	Russell 1000 Total Return	12,277
				minus 0.15%	Index

units	28	—	2/13/14	3 month USD-LIBOR-BBA	Russell 1000 Total Return	1,952
				minus 0.15%	Index

Credit Suisse International
	$686,670	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50%	(3,810)
					30 year Ginnie Mae II pools

	20,802	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	417
					30 year Fannie Mae pools

	25,051	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	646
					30 year Fannie Mae pools

	32,567	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	840
					30 year Fannie Mae pools

	58,672	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	1,177
					30 year Fannie Mae pools

	12,526	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	323
					30 year Fannie Mae pools

	45,871	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00%	(920)
					30 year Fannie Mae pools

	38,404	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00%	(770)
					30 year Fannie Mae pools

	54,405	9	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00%	(1,077)
					30 year Fannie Mae pools

	37,337	928	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00%	236
					30 year Fannie Mae pools

	59,206	1,193	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00%	103
					30 year Fannie Mae pools

Goldman Sachs International
	4,800	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	96
					30 year Fannie Mae pools

	4,509	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	116
					30 year Fannie Mae pools

	9,126	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	156
					30 year Fannie Mae pools

	9,126	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	156
					30 year Fannie Mae pools

	24,002	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	482
					30 year Fannie Mae pools

	49,605	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	995
					30 year Fannie Mae pools

	24,049	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	620
					30 year Fannie Mae pools

	54,612	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	1,409
					30 year Fannie Mae pools

	12,526	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	323
					30 year Fannie Mae pools

	4,267	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	86
					30 year Fannie Mae pools

	18,668	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	375
					30 year Fannie Mae pools

	5,511	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	142
					30 year Fannie Mae pools

Putnam VT Absolute Return 500 Fund 15

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/13 (Unaudited) cont.
		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International cont.
	$39,001	$—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	$862
					30 year Fannie Mae pools

	18,037	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	465
					30 year Fannie Mae pools

	59,739	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	1,198
					30 year Fannie Mae pools

	13,868	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	278
					30 year Fannie Mae pools

	26,136	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	524
					30 year Fannie Mae pools

	38,937	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	781
					30 year Fannie Mae pools

	36,504	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	624
					30 year Fannie Mae pools

	35,203	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00%	(706)
					30 year Fannie Mae pools

	14,341	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	245
					30 year Fannie Mae pools

	56,763	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50%	680
					30 year Fannie Mae pools

	29,336	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	589
					30 year Fannie Mae pools

	29,561	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	763
					30 year Fannie Mae pools

	32,567	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	840
					30 year Fannie Mae pools

	39,470	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	792
					30 year Fannie Mae pools

	24,049	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	620
					30 year Fannie Mae pools

	9,068	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	182
					30 year Fannie Mae pools

	51,105	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50%	(1,318)
					30 year Fannie Mae pools

	13,027	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50%	(336)
					30 year Fannie Mae pools

	60,272	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00%	(1,209)
					30 year Fannie Mae pools

	60,272	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00%	(1,209)
					30 year Fannie Mae pools

	54,111	1,682	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50%	381
					30 year Fannie Mae pools

JPMorgan Chase Bank N.A.
	24,536	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	492
					30 year Fannie Mae pools

	19,540	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	504
					30 year Fannie Mae pools

UBS AG
baskets	4,880	—	5/19/14	(3 month USD-LIBOR-BBA	A basket (UBSEMBSK) of	12,506
				plus 0.90%)	common stocks

units	1,153	—	5/19/14	3 month USD-LIBOR-BBA	MSCI Emerging Markets TR	48,072
				plus 0.20%	Net USD

Total						$77,605

16 Putnam VT Absolute Return 500 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/13 (Unaudited)
					Fixed payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB Index	BBB–/P	$68	$1,000	5/11/63	300 bp	$(31)

CMBX NA BBB Index	BBB–/P	121	2,000	5/11/63	300 bp	(79)

CMBX NA BBB Index	BBB–/P	247	4,000	5/11/63	300 bp	(152)

CMBX NA BBB Index	BBB–/P	228	4,000	5/11/63	300 bp	(171)

Barclays Bank PLC
NA HY Series 20 Index	B+/P	(30,648)	943,000	6/20/18	500 bp	(1,211)

NA IG Series 20 Index	BBB+/P	(2,047)	565,000	6/20/18	100 bp	1,493

Credit Suisse International
CMBX NA BBB Index	BBB–/P	29	1,000	5/11/63	300 bp	(70)

CMBX NA BBB Index	BBB–/P	244	2,000	5/11/63	300 bp	45

CMBX NA BBB Index	BBB–/P	16	2,000	5/11/63	300 bp	(184)

CMBX NA BBB Index	BBB–/P	38	2,000	5/11/63	300 bp	(161)

CMBX NA BBB Index	BBB–/P	194	2,000	5/11/63	300 bp	(5)

CMBX NA BBB Index	BBB–/P	239	3,000	5/11/63	300 bp	(60)

CMBX NA BBB Index	BBB–/P	452	4,000	5/11/63	300 bp	53

CMBX NA BBB Index	BBB–/P	388	4,000	5/11/63	300 bp	(11)

CMBX NA BBB Index	BBB–/P	70	4,000	5/11/63	300 bp	(328)

CMBX NA BBB Index	BBB–/P	61	4,000	5/11/63	300 bp	(337)

CMBX NA BBB Index	BBB–/P	310	4,000	5/11/63	300 bp	(89)

CMBX NA BBB Index	BBB–/P	263	4,000	5/11/63	300 bp	(136)

CMBX NA BBB Index	BBB–/P	122	4,000	5/11/63	300 bp	(277)

CMBX NA BBB Index	BBB–/P	320	4,000	5/11/63	300 bp	(80)

CMBX NA BBB Index	BBB–/P	58	5,000	5/11/63	300 bp	(440)

CMBX NA BBB Index	BBB–/P	364	5,000	5/11/63	300 bp	(134)

CMBX NA BBB Index	BBB–/P	536	7,000	5/11/63	300 bp	(161)

CMBX NA BBB Index	BBB–/P	410	10,000	5/11/63	300 bp	(587)

NA IG Series 20 Index	BBB+/P	(11,965)	2,420,000	6/20/18	100 bp	3,198

Deutsche Bank AG
NA HY Series 20 Index	B+/P	(14,765)	450,000	6/20/18	500 bp	(718)

Goldman Sachs International
NA IG Series 20 Index	BBB+/P	(3,113)	522,000	6/20/18	100 bp	157

NA IG Series 20 Index	BBB+/P	(1,786)	325,000	6/20/18	100 bp	250

JPMorgan Chase Bank N.A.
NA HY Series 20 Index	B+/P	(43,063)	1,300,000	6/20/18	500 bp	(2,479)

Total						$(2,705)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at June 30, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Putnam VT Absolute Return 500 Fund 17

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$148,523	$—	$—

Capital goods	233,342	—	—

Communication services	200,020	—	—

Conglomerates	169,681	193,526	—

Consumer cyclicals	985,666	—	—

Consumer staples	580,255	150,769	—

Energy	536,821	—	—

Financials	977,366	—	—

Health care	776,085	—	—

Technology	1,109,770	—	—

Transportation	130,428	—	—

Utilities and power	173,413	—	—

Total common stocks	6,021,370	344,295	—

Commodity linked notes	—	401,816	—

Corporate bonds and notes	—	5,538	—

Investment companies	372,585	—	—

Mortgage-backed securities	—	1,026,228	—

Purchased equity options outstanding	—	70,339	—

U.S. government and agency mortgage obligations	—	1,015,625	—

Short-term investments	10,340,459	6,798,539	—

Totals by level	$16,734,414	$9,662,380	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(40,199)	$—

Futures contracts	(41,246)	—	—

Written equity options outstanding	—	(8,991)	—

Interest rate swap contracts	—	11,771	—

Total return swap contracts	—	73,793	—

Credit default contracts	—	99,904	—

Totals by level	$(41,246)	$136,278	$—

The accompanying notes are an integral part of these financial statements.

18 Putnam VT Absolute Return 500 Fund

Statement of assets and liabilities
6/30/13 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $15,898,353)	$16,506,335

Affiliated issuers (identified cost $9,890,459) (Notes 1 and 6)	9,890,459

Cash	178,900

Dividends, interest and other receivables	19,642

Receivable for shares of the fund sold	19,175

Receivable for investments sold	55,288

Receivable from Manager (Note 2)	820

Receivable for variation margin (Note 1)	4,836

Unrealized appreciation on forward currency contracts (Note 1)	99,655

Unrealized appreciation on OTC swap contracts (Note 1)	189,659

Premium paid on OTC swap contracts (Note 1)	110,664

Total assets	27,075,433

Liabilities

Payable for investments purchased	112,168

Payable for purchases of delayed delivery securities (Note 1)	1,044,261

Payable for shares of the fund repurchased	219

Payable for custodian fees (Note 2)	17,687

Payable for investor servicing fees (Note 2)	1,969

Payable for Trustee compensation and expenses (Note 2)	888

Payable for administrative services (Note 2)	44

Payable for distribution fees (Note 2)	3,032

Payable for variation margin (Note 1)	8,155

Unrealized depreciation on OTC swap contracts (Note 1)	145,011

Premium received on OTC swap contracts (Note 1)	11,575

Unrealized depreciation on forward currency contracts (Note 1)	139,854

Written options outstanding, at value (premiums $15,073) (Notes 1 and 3)	8,991

Collateral on certain derivative contracts, at value (Note 1)	450,000

Other accrued expenses	37,034

Total liabilities	1,980,888

Net assets	$25,094,545

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$24,702,018

Undistributed net investment income (Note 1)	104,263

Accumulated net realized losses on investments and foreign currency transactions (Note 1)	(294,043)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	582,307

Total — Representing net assets applicable to capital shares outstanding	$25,094,545

Computation of net asset value Class IA

Net assets	$10,112,774

Number of shares outstanding	992,777

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.19

Computation of net asset value Class IB

Net assets	$14,981,771

Number of shares outstanding	1,479,177

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.13

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund 19

Statement of operations
Six months ended 6/30/13 (Unaudited)

Investment income

Dividends (net of foreign tax of $465)	$78,853

Interest (including interest income of $2,646 from investments in affiliated issuers) (Note 6)	42,988

Total investment income	121,841

Expenses

Compensation of Manager (Note 2)	80,693

Investor servicing fees (Note 2)	11,114

Custodian fees (Note 2)	19,356

Trustee compensation and expenses (Note 2)	874

Distribution fees (Note 2)	14,964

Administrative services (Note 2)	255

Auditing and tax fees	28,587

Other	5,223

Fees waived and reimbursed by Manager (Note 2)	(46,573)

Total expenses	114,493

Expense reduction (Note 2)	(266)

Net expenses	114,227

Net investment income	7,614

Net realized loss on investments (Notes 1 and 3)	(107,031)

Net realized loss on swap contracts (Note 1)	(126,782)

Net realized gain on futures contracts (Note 1)	35,121

Net realized gain on foreign currency transactions (Note 1)	116,786

Net realized loss on written options (Notes 1 and 3)	(201,640)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(52,343)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the period	524,096

Net gain on investments	188,207

Net increase in net assets resulting from operations	$195,821

Statement of changes in net assets

	Six months ended	Year ended
	6/30/13*	12/31/12

Increase in net assets

Operations:

Net investment income (loss)	$7,614	$(10,765)

Net realized gain (loss) on investments and foreign currency transactions	(283,546)	224,660

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	471,753	363,253

Net increase in net assets resulting from operations	195,821	577,148

Distributions to shareholders (Note 1):

From net realized short-term gain on investments

Class IA	(28,710)	—

Class IB	(36,643)	—

Increase from capital share transactions (Note 4)	7,107,122	5,014,611

Total increase in net assets	7,237,590	5,591,759

Net assets:

Beginning of period	17,856,955	12,265,196

End of period (including undistributed net investment income of $104,263 and $96,649, respectively)	$25,094,545	$17,856,955

* Unaudited.

The accompanying notes are an integral part of these financial statements.

20 Putnam VT Absolute Return 500 Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average neta ssets (%)[b,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)[f]

Class IA

6/30/13**	$10.07	.01	.14	.15	(.03)	($0.03)	$10.19	1.48*	$10,113	.45*	.11*	42*

12/31/12	9.63	—[g]	.44	.44	—	—	10.07	4.57	9,971.90		.02	262

12/31/11†	10.00	.01	(.38)	(.37)	—	—	9.63	(3.70)*	9,530	.61*	.15*	240*

Class IB

6/30/13**	$10.03	—[g]	.13	.13	(.03)	($0.03)	$10.13	1.28*	$14,982	.57*	(.03)*	42*

12/31/12	9.61	(.02)	.44	.42	—	—	10.03	4.37	7,886	1.15	(.23)	262

12/31/11†	10.00	.02	(.41)	(.39)	—	—	9.61	(3.90)*	2,735	.78*	.21*	240*

* Not annualized.

** Unaudited.

† For the period May 2, 2011 to December 31, 2011.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

6/30/13	0.21%

12/31/12	1.24

12/31/11	1.36

f Portfolio turnover excludes TBA purchase and sales transactions.

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund 21

Notes to financial statements 6/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through June 30, 2013.

Putnam VT Absolute Return 500 Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to earn a positive total return that exceeds the rate of inflation by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund pursues a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; high yield securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts. The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to

22 Putnam VT Absolute Return 500 Fund

receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned, to enhance the return on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average number of contracts, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Statement of assets and liabilities. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of mark to market margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearing-house guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount see Note 5.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates.

Putnam VT Absolute Return 500 Fund 23

Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Credit default contracts The fund entered into OTC credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In an OTC credit default contract, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The OTC credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant OTC credit default contract.

OTC credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $47,961 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $43,969.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute

24 Putnam VT Absolute Return 500 Fund

an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $25,796,283, resulting in gross unrealized appreciation and depreciation of $845,195 and $244,684, respectively, or net unrealized appreciation of $600,511.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 55.3% of the fund is owned by accounts of one insurance company

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2014, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.90% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $14,481 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $32,092 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$5,083
Class IB	6,031

Total	$11,114

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $50 under the expense offset arrangements and by $216 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $17, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment

Putnam VT Absolute Return 500 Fund 25

by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$14,964

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $4,391,624 and $3,238,633, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity
	option number	Written equity option
	of contracts	premiums

Written options outstanding at the
beginning of the reporting period	40,169	$60,972

Options opened	125,513	49,415

Options expired	(43,213)	(49,692)

Options closed	(84,787)	(45,622)

Written options outstanding at the
end of the reporting period	37,682	$15,073

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/13		Year ended 12/31/12		Six months ended 6/30/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—	815,911	$8,325,268	697,966	$6,974,254

Shares issued in connection with
reinvestment of distributions	2,777	28,710	—	—	3,561	36,643	—	—

	2,777	28,710	—	—	819,472	8,361,911	697,966	6,974,254

Shares repurchased	—	—	—	—	(126,673)	(1,283,499)	(196,256)	(1,959,643)

Net increase	2,777	$28,710	—	$—	692,799	$7,078,412	501,710	$5,014,611

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	992,777	100%	$10,112,774

Class B	10,028	0.7	101,584

Note 5 — Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	36,000

Purchased swap option contracts (contract amount)	$500,000

Written equity option contracts (number of contracts)	32,000

Written swap option contracts (contract amount)	$110,000

Futures contracts (number of contracts)	50

Forward currency contracts (contract amount)	$10,200,000

OTC interest rate swap contracts (notional)	$5,700,000

Centrally cleared interest rate swap contracts (notional)	$680,000

OTC total return swap contracts (notional)	$10,700,000

OTC credit default swap contracts (notional)	$6,000,000

26 Putnam VT Absolute Return 500 Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$108,077	Payables	$8,173

Foreign exchange contracts	Receivables	99,655	Payables	139,854

Equity contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	195,539*	Unrealized depreciation	57,669*

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	123,563*	Unrealized depreciation	155,767*

Total		$526,834		$361,463

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments
under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total

Credit contracts	$—	$—	$—	$163,432	$163,432

Foreign exchange contracts	—	—	113,023	—	113,023

Equity contracts	(309,450)	93,273	—	(306,232)	(522,409)

Interest rate contracts	(9,259)	(58,152)	—	16,018	(51,393)

Total	$(318,709)	$35,121	$113,023	$(126,782)	$(297,347)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments
under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total

Credit contracts	$—	$—	$—	$8,731	$8,731

Foreign exchange contracts	—	—	(52,511)	—	(52,511)

Equity contracts	(11,567)	11,538	—	158,739	158,710

Interest rate contracts	10,238	(39,996)	—	(8,177)	(37,935)

Total	$(1,329)	$(28,458)	$(52,511)	$159,293	$76,995

Note 6 — Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliates	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$3,456,319	$4,760,571	$8,216,890	$916	$—

Putnam Short Term Investment Fund*	—	12,060,559	2,170,100	1,730	9,890,459

Totals	$3,456,319	$16,821,130	$10,386,990	$2,646	$9,890,459

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Putnam VT Absolute Return 500 Fund 27

Note 8 — Offsetting of financial and derivative assets and liabilities

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Interest rate swap contracts*#	$—	$8,397	$2,537	$18,203	$10,436	$6,175	$—	$60	$—	$—	$—	$—	$45,808

OTC Total return swap contracts*#	29,669	12,662	17,132	3,403	—	14,399	—	996	—	—	60,578	—	138,839

OTC Credit default swap contracts*#	—	32,977	—	15,163	14,047	5,306	—	40,584	—	—	—	—	108,077

Futures contracts***	—	—	—	—	—	—	—	—	4,836	—	—	—	4,836

Forward currency contracts#	5,456	7,883	9,242	12,718	11,510	3,994	7,691	14,440	—	6,517	11,152	9,052	99,655

Purchased equity options**#	45,554	—	—	3,969	8,229	1,110	—	11,477	—	—	—	—	70,339

Total Assets	$80,679	$61,919	$28,911	$53,456	$44,222	$30,984	$7,691	$67,557	$4,836	$6,517	$71,730	$9,052	$467,554

Liabilities:

OTC Interest rate swap contracts*#	12,355	27,309	7,291	20,733	171	7,221	—	688	—	—	—	—	75,768

OTC Total return swap contracts*#	31,313	1,241	18,045	8,368	—	6,079	—	—	—	—	—	—	65,046

OTC Credit default swap contracts*#	1,097	—	—	7,076	—	—	—	—	—	—	—	—	8,173

Futures contracts***	—	—	—	—	—	—	—	—	8,155	—	—	—	8,155

Forward currency contracts#	6,588	15,645	10,349	31,155	4,010	2,946	8,271	13,681	—	33,248	9,821	4,140	139,854

Written equity options#	8,991	—	—	—	—	—	—	—	—	—	—	—	8,991

Total Liabilities	$60,344	$44,195	$35,685	$67,332	$4,181	$16,246	$8,271	$14,369	$8,155	$33,248	$9,821	$4,140	$305,987

Total Financial and Derivative
Net Assets	$20,335	$17,724	$(6,774)	$(13,876)	$40,041	$14,738	$(580)	$53,188	$(3,319)	$(26,731)	$61,909	$4,912	$161,567

Total collateral received (pledged)## †	$20,335	$—	$100,000	$—	$—	$—	$—	$53,188	$—	$—	$—	$—	$173,523

Net amount	$—	$17,724	$(106,774)	$(13,876)	$40,041	$14,738	$(580)	$—	$(3,319)	$(26,731)	$61,909	$4,912	$(11,956)

* Excludes premiums. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities

# Covered by master netting agreement.

*** Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

## Any over-collateralization of total financial and derivative net assets is not shown.

† Additional collateral may be required from certain brokers based on individual agreements.

28 Putnam VT Absolute Return 500 Fund	Putnam VT Absolute Return 500 Fund 29

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be

30 Putnam VT Absolute Return 500 Fund

warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2012. In addition, effective through at least June 30, 2014, Putnam Management will waive fees (and, to the extent necessary, bear other expenses) to the extent that expenses of your fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management contracts) would exceed an annual rate of 0.90% of its average net assets. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 4th quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 5th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the

Putnam VT Absolute Return 500 Fund 31

second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered information about the absolute return of your fund and your fund’s performance relative to its targeted annualized return over the one-year period ended December 31, 2012. Putnam VT Absolute Return 500 Fund’s class IA shares’ return net of fees and expenses was positive over the period and lagged its targeted annualized return. The Trustees also considered that your fund seeks to earn its targeted annualized return over a reasonable period of time, generally at least three years or more. Because your fund had only commenced operations on May 2, 2011, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

32 Putnam VT Absolute Return 500 Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Investment Sub-Advisor	Legal Counsel	Kenneth R. Leibler
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Absolute Return 500 Fund 33

This report has been prepared for the shareholders
of Putnam VT Absolute Return 500 Fund.	282493 8/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 29, 2013